UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2015

Date of Report (Date of earliest event reported)

REFLECT SCIENTIFIC, INC. (Exact name of registrant as specified in its charter)
Utah (State or other jurisdiction of incorporation)	000-31377 (Commission File Number)	87-0642556 (IRS Employer Identification No.)
1266 South 1380 West, Orem, UT (Address of principal executive offices)		84058 (Zip code)

Registrant’s telephone number, including area code:  801-226-4100

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 21, 2015, Reflect Scientific, Inc. (the “Company”) dismissed Mantyla McReynolds, LLC as our independent registered public accounting firm.  Mantyla McReynolds, LLC’s report on the Company’s financial statements as of and for the years ended December 31, 2014 and December 31,2013, dated March 31, 2015 and March 31, 2014, respectively, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for the fiscal years ended December 31, 2014 and December 31, 2012 contained a going concern qualification as to the Company’s ability to continue as a going concern.

Our board of directors, in approving the dismissal of Mantyla McReynolds, LLC, noted that there were no disagreements between the Company and Mantyla McReynolds, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended December 31, 2014 and December 31, 2013.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Mantyla McReynolds, LLC occurring during the fiscal years ended December 31, 2014 and December 31, 2013.  Mantyla McReynolds, LLC did note in their audit that there were material weaknesses in the Company’s internal controls in the years ended December 31, 2014 and 2013.

On April 21, 2015, the Company engaged Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm.  The decision to engage Sadler, Gibb & Associates, LLC was approved by our board of directors and during the two most recent fiscal years ended December 31, 2013 and 2014, and through the date of engagement, neither we nor anyone on our behalf consulted with Sadler, Gibb & Associates, LLC regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Sadler, Gibb & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Mantyla McReynolds, LLC prior to filing this report and we requested that Mantyla McReynolds, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Mantyla McReynolds, LLC has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Mantyla McReynolds, LLC, dated April 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2015	REFLECT SCIENTIFIC, INC. By:/s/Kim Boyce Kim Boyce President and Chief Executive Officer